Exhibit 10.2

Execution Version

SPONSOR SUPPORT AGREEMENT

This Sponsor Support Agreement, dated as of July 2, 2025 (this “Agreement”), is by and among (i) Crown PropTech Acquisitions, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“SPAC”), (ii) CIIG Management III LLC, a Delaware limited liability company (“Sponsor”), (iii) the undersigned investors in SPAC (the “Investors”, and together with Sponsor, the “SPAC Holders”), (iv) Lancaster Exploration Limited, a company incorporated under the laws of the British Virgin Islands (“Lancaster BVI”, and from and after the Closing, “PubCo”), (v)Mkango Polska s.p. Z.o.o., a company organized under the laws of Poland (“MKA Poland”), (vi) Mkango ServiceCo UK Limited, a company organized under the laws of England (“Mkango ServiceCo”), and (vii) MKA Exploration Limited, a company incorporated under the laws of the British Virgin Islands (“MKA BVI”, and together with Lancaster BVI, MKA Poland and Mkango ServiceCo, the “Companies” and, each, a “Company”).

WHEREAS, SPAC, the Companies and the other Persons named therein propose to enter into, concurrently herewith, that certain Business Combination Agreement (as amended and/or restated from time to time, the “BCA”), which provides for, among other things, a business combination among SPAC, the Companies and those certain other Persons described therein (capitalized terms used but not defined herein shall have the respective meanings given to them in the BCA); and

WHEREAS, in order to induce the Companies to enter into the BCA and consummate the Transactions contemplated therein, each of the SPAC Holders, SPAC and the Companies desire to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein and in the BCA, the receipt and sufficiency of which is hereby acknowledged, each SPAC Holder hereby agrees, severally and not jointly, with SPAC, and the Companies as follows:

1. Voting Obligations. Commencing on the effectiveness of the BCA and until the earlier of (i) the Closing or (ii) termination of the BCA in accordance with Article X thereof (such period, the “Interim Period”), such SPAC Holder, in its capacity as a holder of Founder Shares, severally and not jointly, agrees irrevocably and unconditionally that, at the SPAC Shareholders’ Meeting, at any other meeting of the SPAC Shareholders (whether annual or special and whether or not an adjourned or postponed meeting, however called and including any adjournment or postponement thereof), in connection with any written consent of the SPAC Shareholders and in connection with any similar vote or consent of the holders of Private Placement Warrants in their capacities as such, such SPAC Holder shall, and shall cause any other holder of record of any of such SPAC Holder’s Founder Shares to:

(a) when such meeting is held, appear at such meeting or otherwise cause the SPAC Holder’s Founder Shares to be counted as present thereat for the purpose of establishing a quorum;

(b) vote (or duly and promptly execute and deliver an action by written consent), or cause to be voted at such meeting, or any adjournment thereof (or cause such consent to be duly and promptly executed and delivered with respect to), all of such SPAC Holder’s Founder Shares owned as of the record date for determining holders entitled to vote at such meeting (or the record date for determining holders entitled to provide consent) in favor of each SPAC Shareholder Transaction Proposals and any other matters reasonably necessary for consummation of the Transactions; and

(c) vote (or duly and promptly execute and deliver an action by written consent), or cause to be voted at such meeting, or any adjournment thereof (or cause such consent to be duly and promptly executed and delivered with respect to), all of such SPAC Holder’s Founder Shares against any SPAC Acquisition Proposal and any other action that would reasonably be expected to impede, interfere with or materially delay or postpone the consummation of, or otherwise adversely affect, any of the Transactions, or result in a material breach of any representation, warranty, covenant or other obligation or agreement of SPAC, under the BCA.

The obligations of the SPAC Holders in this Section 1 shall apply whether or not the SPAC Board or other governing body or any committee, subcommittee or subgroup thereof recommends any of the SPAC Shareholder Transaction Proposals and whether or not such board or other governing body, committee, subcommittee or subgroup thereof changes, withdraws, withholds, qualifies or modifies, or publicly proposes to change, withdraw, withhold, qualify or modify, the SPAC Board’s recommendation to its shareholders.

2. Waiver of Certain Rights. On behalf of itself and its affiliates:

(a) Pursuant to Section 17.4 of the Fifth Amended and Restated Memorandum and Articles of Association of SPAC (the “SPAC Charter”), Sponsor hereby irrevocably and unconditionally waives, as the holder of a majority of the issued and outstanding Founder Shares, the provisions of Section 17.3 of the SPAC Charter relating to the adjustment of the Initial Conversion Ratio (as defined in the SPAC Charter) in connection with the Transactions. The waiver specified in this Section 2(a) shall be deemed to be the written consent contemplated by Section 17.4 of the SPAC Charter, and Sponsor agrees to provide notice of this action taken by written consent to SPAC and to those holders of Founder Shares who have not consented to this waiver in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders of Founder Shares to take the action were delivered to SPAC in accordance with Section 21.1 of the SPAC Charter; and

(b) each SPAC Holder hereby irrevocably and unconditionally agrees not to (i) demand that SPAC redeem its Founder Shares in connection with the Transactions, (ii) otherwise participate in any such redemption by tendering or submitting any of its Founder Shares for redemption, or (iii) commence or participate in, and to take all actions reasonably necessary to opt out of any class in any class action with respect to any claim, derivative or otherwise, against SPAC, the Company or any of their respective successor or assigns relating to the negotiation, execution or delivery of this Agreement, the BCA or the consummation of the Transactions.

3. Reasonable Best Efforts. During the Interim Period, each SPAC Holder (i) shall, and shall cause its affiliates to, use commercially reasonable best efforts to take, or cause to be taken, all actions to do, or cause to be done, all things reasonably necessary, proper or advisable to consummate the Transactions on the terms and subject to the conditions set forth in the BCA and (ii) shall not, and shall cause its affiliates not to, take any action that would reasonably be expected to prevent or materially delay the satisfaction of any of the conditions to the Transactions set forth in Article IX of the BCA. Each SPAC Holder hereby covenants and agrees to not (i) enter into any voting agreement or voting trust with respect to any of the Founder Shares that is inconsistent with such SPAC Holder’s obligations pursuant to this Agreement, (ii) grant a proxy or power of attorney with respect to any of the Founder Shares that is inconsistent with such SPAC Holder’s obligations pursuant to this Agreement or (iii) enter into any agreement or undertaking that is otherwise inconsistent with, or would interfere with, or prohibit or prevent such SPAC Holder from satisfying its obligations pursuant to this Agreement.

4. Transfer Restrictions.

(a) Interim Period. During the Interim Period, each SPAC Holder shall not, and shall cause any other holder of record of any of such SPAC Holder’s Founder Shares not to, Transfer, or enter into any binding agreement, arrangement or understanding to Transfer, any Founder Shares that it Beneficially Owns without the prior written consent of the Company. Notwithstanding anything to the contrary, the foregoing sentence shall not apply to the following (each, a “Permitted Transfer”):

(i) Transfers pursuant to the Sponsor Convertible Note;

(ii) Transfers pursuant to private sales or otherwise made in connection with any forward purchase agreement or similar arrangement or in connection with the consummation of the transactions contemplated by the BCA;

(iii) Transfers of Founder Shares or any security convertible into or exercisable or exchangeable for Founder Shares as a bona fide gift or gifts, or to a charitable organization;

(iv) Transfers of Founder Shares to a trust, or other entity formed for estate planning purposes for the primary benefit of the spouse, domestic partner, parent, sibling, child or grandchild of any Investor or any other person with whom such Investor has a relationship by blood, marriage or adoption not more remote than first cousin;

(v) If the undersigned is an individual, Transfers by will or intestate succession upon the death of any Investor;

(vi) Transfers of Founder Shares by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce settlement;

(vii) in the case of the Sponsor, (A) Transfers to a corporation, partnership, limited liability company, trust, syndicate, association or other business entity that controls, is controlled by or is under common control or management with the Sponsor and (B) distributions of Founder Shares to partners, limited liability company members or equityholders of the Sponsor;

(viii) Transfers to SPAC or the officers, directors or affiliates of SPAC or a SPAC Holder;

(ix) in the event of SPAC’s liquidation prior to the completion of the Transactions;

(x) in the case of the SPAC Holders who were anchor investors in the SPAC’s initial public offering, Transfers pursuant to Section 6(a)(i) through (viii) and (xi) of the applicable subscription agreement, dated February 1, 2021;

(xi) by virtue of the laws of the State of Delaware or the Sponsor’s limited liability company agreement upon dissolution of the Sponsor; and

(xii) the establishment of a trading plan pursuant to Rule 10b5-1 promulgated under the Exchange Act, provided that such plan does not provide for the transfer of Founder Shares or any securities convertible into or exercisable or exchangeable for Founder Shares during the Interim Period;

provided, that in the case of any Transfer or distribution pursuant to Section 4(a)(ii) through Section 4(a)(x), each donee, distributee or other transferee shall agree in writing, in form and substance reasonably satisfactory to the applicable SPAC Holder and the Companies, to be bound by the provisions of this Agreement.

(b) Any Transfer in violation of the provisions of this Section 4 shall be null and void ab initio and be of no force or effect.

(c) Any person who acquires Founder Shares pursuant to a Permitted Transfer in compliance with this Agreement shall subsequently be permitted to Transfer such Founder Shares or PubCo Ordinary Shares pursuant to a Permitted Transfer made in compliance with this Agreement.

5. Sponsor Escrow; Earnout.

(a) A portion of the PubCo Ordinary Shares issued to Sponsor in accordance with Section 2.6(c) of the BCA with respect to the Founder Shares held by Sponsor, not including Founder Shares previously subject to non-redemption agreements (all Founder Shares held by Sponsor, the “Sponsor SPAC Shares”, and all PubCo Ordinary shares issued with respect to the Sponsor SPAC Shares, the “Sponsor PubCo Shares”), may be placed into escrow at Closing (such PubCo Ordinary shares, the “Sponsor Escrow Shares”) in accordance with the following:

(i) If the amount of Available Gross SPAC Cash as of immediately prior to the Closing is equal to or greater than $10,000,000, Sponsor will retain all Sponsor PubCo Shares and there will be no Sponsor Escrow Shares;

(ii) If the amount of Available Gross SPAC Cash as of immediately prior to the Closing is equal to or greater than $5,000,000 but less than $10,000,000, 20% of the Sponsor PubCo Shares shall be placed into escrow in accordance with Section 5(b); and

(iii) If (i) Lancaster BVI waives Section 9.3(e) of the BCA (requiring that Available Gross SPAC Cash be not less than $5,000,000 at the Closing) and (ii) the amount of Available Gross SPAC Cash as of immediately prior to the Closing is less than $5,000,000, 40% of the Sponsor PubCo Shares shall be placed into escrow in accordance with Section 5(b).

(b) To the extent there are any Sponsor Escrow Shares pursuant to Sections 5(a)(ii) or 5(a)(iii), Sponsor, Lancaster BVI and Continental (or such other escrow agent mutually acceptable to Sponsor and Lancaster BVI), as escrow agent (the “Escrow Agent”), shall, prior to the Closing, enter into an escrow agreement, effective as of the Effective Time, in form and substance reasonably satisfactory to Sponsor and Lancaster BVI (the “Escrow Agreement”), pursuant to which Sponsor shall deposit with the Escrow Agent the Sponsor Escrow Shares, to be held in a separate escrow account (the “Escrow Account”) and disbursed in accordance with the terms of this Agreement and the Escrow Agreement. For the avoidance of doubt, dividends or distributions with respect to the Sponsor Escrow Shares, if any, shall accumulate in the Escrow Account for so long as any Sponsor Escrow Shares are held within the Escrow Account.

(c) The parties hereto acknowledge and agree that the following provisions apply to the Sponsor Escrow Shares during the period beginning on the date that is one hundred fifty (150) days after the Closing Date and ending on the fifth (5th) anniversary of the Closing Date (the “Sponsor Earnout Period”).

(i) Upon the occurrence of a First Triggering Event, 50% of the Sponsor Escrow Shares shall be released from the Escrow Account to PubCo, and the parties agree to use commercially reasonable efforts, which shall include the prompt execution and delivery of joint written instructions to the Escrow Agent, if applicable, to ensure such release as soon as practicable following the occurrence of the First Triggering Event.

(ii) Upon the occurrence of a Second Triggering Event, 50% of the Sponsor Escrow Shares shall be released from the Escrow Account to PubCo, and the parties agree to use commercially reasonable efforts, which shall include the prompt execution and delivery of joint written instructions to the Escrow Agent, if applicable, to ensure such release as soon as practicable following the occurrence of the Second Triggering Event.

(iii) Sponsor Escrow Shares shall be subject to adjustment as appropriate to reflect any share splits, reverse share splits, stock dividends (including any dividend or distribution of securities convertible into PubCo Ordinary Shares), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change or transaction with respect to the PubCo Ordinary Shares following the Closing.

(iv) Notwithstanding the foregoing, in the event of a Change of Control in which PubCo Ordinary Shares are being converted into the right to receive cash or other consideration having a value (in the case of any non-cash consideration, as provided in the definitive transactions documents for such transaction, or if not so provided, determined by the board of directors of PubCo in good faith) equal to or in excess of a Threshold, during the Sponsor Earnout Period, the First Triggering Event and the Second Triggering Event will be deemed to be satisfied immediately prior to such Change of Control, and any Sponsor Escrow Shares then remaining in the Escrow Account shall be released from the Escrow Account to PubCo, subject to adjustment as appropriate to reflect any share splits, reverse share splits, stock dividends (including any dividend or distribution of securities convertible into PubCo Ordinary Shares), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change or transaction with respect to the PubCo Ordinary Shares following the Closing.

(v) For the avoidance of doubt, the Sponsor Escrow Shares shall be subject to the terms and conditions of the Registration Rights and Lock-Up Agreement, mutatis mutandis. Notwithstanding the transfer restrictions under the Registration Rights and Lock-Up Agreement, Sponsor may not transfer any Sponsor Escrow Shares, and any purported transfer of Sponsor Escrow Shares shall be void, unless and until the transferee of such Sponsor Escrow Shares executes a joinder to this Agreement agreeing to be bound by the provisions of this Section 5 (any such transferees, together with Sponsor, the “Sponsor Escrow Shares Holders”).

(vi) The Sponsor Escrow Shares Holders shall be entitled to vote their Sponsor Escrow Shares and receive dividends and other distributions in respect thereof prior to the release from the Escrow Account of such Sponsor Escrow Shares in accordance with the terms hereof; provided, that any such dividends and other distributions in respect of the Sponsor Escrow Shares held by the Escrow Agent pursuant to the terms herein shall be set aside by PubCo and shall only be paid to the applicable Sponsor Escrow Shares Holder upon release from the Escrow Account pursuant to the terms of this Agreement.

(d) The Companies agree that if, at any point prior to the date that is twenty-four (24) months following the Closing Date, SPAC and/or PubCo raise an aggregate amount of Available Gross SPAC Cash that is greater than $20,000,000, PubCo shall issue to Sponsor, in addition to the number of PubCo Ordinary Shares to be issued to Sponsor pursuant to the terms of the BCA (subject to Section 5(a) above), one (1) PubCo Ordinary Share for every $200 of Available Gross SPAC Cash raised in excess of $20,000,000, as promptly as practicable following receipt of such aggregate Available Gross SPAC Cash by SPAC or PubCo, as applicable. For illustrative purposes, if $50,000,000 of Available Gross SPAC Cash is raised, then PubCo will issue an additional 150,000 PubCo Ordinary Shares to Sponsor.

(e) At the expiration of the Sponsor Earnout Period, (a) any of the remaining Sponsor Escrow Shares shall be released to SPAC for cancellation and in exchange for no consideration (the “Forfeited Escrow Shares”), (b) SPAC shall, as promptly as reasonably practicable, retire and cancel all of the Forfeited Escrow Shares (and shall direct SPAC’s transfer agent (or such other intermediaries as appropriate) to take any and all such actions incidental thereto), and (c) Sponsor and SPAC each shall take such actions as are reasonably necessary to cause the Forfeited Escrow Shares to be retired and cancelled, after which the Forfeited Escrow Shares shall no longer be issued or outstanding.

(f) Prior to the Closing, Sponsor shall not, directly or indirectly, sell, transfer or otherwise dispose of or hypothecate, or otherwise grant any interest in or to, the Sponsor SPAC Shares other than pursuant to the terms of this Agreement. Sponsor hereby authorizes SPAC during the period from the date hereof until the earlier of the Closing or termination of this Agreement to cause its transfer agent for the Sponsor SPAC Shares to decline to transfer, and to note stop transfer restrictions on the share register and/or legends on the share certificate(s) or book entries relating to the Sponsor SPAC Shares.

(g) Sponsor agrees that, pursuant to Section 11.6(c) of the BCA, if, at Closing, there is a SPAC Transaction Expenses Cap Excess, Sponsor shall, either (i) pay the SPAC Transaction Expenses Cap Excess in cash at Closing, or (ii) irrevocably forfeit and surrender to SPAC for no consideration a number of shares of SPAC Class A Ordinary Shares or SPAC Class B Ordinary Shares equal to the quotient of (x) the amount of the SPAC Transaction Expenses Cap Excess divided by (y) $10.00 (the “Expenses Cap Excess Forfeited Shares”). In effecting Section 5(g)(ii), if applicable, (A) Sponsor and SPAC shall take actions set forth in Section 5(e) as if the Expense Cap Excess Forfeited Shares were Forfeited Escrow Shares and (B) Sponsor shall take any other action reasonably requested by PubCo to effect and evidence such forfeiture and surrender of the Expenses Cap Excess Forfeited Shares.

6. Definitions. As used herein, the following terms shall have the respective meanings set forth below:

(a) “Beneficially Own” has the meaning given to such term under Rule 13d-3 of the Exchange Act.

(b) “Change of Control” means (a) a sale, lease, license or other disposition, in a single transaction or a series of related transactions, of more than fifty percent (50%) of the value of the assets of PubCo and its subsidiaries, taken as a whole; (b) a merger, consolidation or other business combination of PubCo resulting in any person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act as in effect at any particular point in time) acquiring more than fifty percent (50%) of the voting power of, or economic rights (or rights convertible or exchangeable into securities) or interests in, PubCo or the surviving person outstanding immediately after such combination; or (c) any Person or “group” (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act as in effect at any particular point in time) (i) obtaining direct or indirect beneficial ownership (as defined in Rules 13d-3 and 13d-5 under the Exchange Act as in effect at any particular point in time) of securities (or rights convertible or exchangeable into securities) representing more than fifty percent (50%) of the voting power of, or economic rights or interests in, PubCo or (ii) otherwise acquiring, directly or indirectly, the power to direct or cause the direction of the management or policies of PubCo, whether through the ability to exercise voting power, by contract or otherwise.

(c) “First Triggering Event” shall mean the first date during the Sponsor Earnout Period on which the closing price of PubCo Ordinary Shares as reported on Nasdaq (or the exchange on which PubCo Ordinary Shares are then listed) is greater than $12.00 per share for any twenty (20) trading days within a consecutive thirty (30)-trading day period (the “First Share Price Threshold”). The closing price of PubCo Ordinary Shares for purposes of the First Share Price Threshold shall be adjusted as appropriate to reflect any share splits, reverse share splits, stock dividends (including any dividend or distribution of securities convertible into PubCo Ordinary Shares), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change or transaction with respect to PubCo Ordinary Shares.

(d) “Founder Shares” means the 6,900,000 shares of SPAC Class B Ordinary Shares, par value $0.0001 per share, that were issued and outstanding following the SPAC public offering.

(e) “Private Placement Warrants” means the 5,013,333 private placement warrants to purchase SPAC Class A Ordinary Shares, par value $0.0001 per share, that were sold in a private placement concurrently with the SPAC public offering.

(f) “Second Triggering Event” shall mean the first date during the Sponsor Earnout Period on which the closing price of PubCo Ordinary Shares as reported on Nasdaq (or the exchange on which PubCo Ordinary Shares are then listed) is greater than $14.00 for any twenty (20) trading days within a consecutive thirty-(30)-trading day period (the “Second Share Price Threshold”, and together with the First Share Price Threshold, the “Thresholds”). The closing price of PubCo Ordinary Shares for purposes of the Second Share Price Thresholds shall be adjusted as appropriate to reflect any share splits, reverse share splits, stock dividends (including any dividend or distribution of securities convertible into PubCo Ordinary Shares), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change or transaction with respect to PubCo Ordinary Shares.

(g) “Transfer” means to, directly or indirectly, sell, transfer, assign, pledge, encumber, hypothecate, or similarly dispose of, either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of, any interest owned by a person or any interest (including a beneficial interest) in, or the ownership, control or possession of, any interest owned by a person.

(h) “Warrant Agreement” means the Warrant Agreement, dated as of February 8, 2021, between SPAC and Continental Stock Transfer & Trust Company, as may be amended from time to time.

7. Entire Agreement; Assignment. This Agreement and the other agreements referenced herein constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. This Agreement shall not be assigned (whether pursuant to a merger, by operation of law or otherwise) by any party without the prior express written consent of the other parties hereto.

8. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

9. Counterparts. This Agreement may be executed and delivered (including by facsimile or portable document format (pdf) transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

10. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the Transactions be consummated as originally contemplated to the fullest extent possible.

11. Governing Law; Venue; Waiver of Jury Trial. Sections 11.7 and 11.8 of the BCA are incorporated herein by reference, mutatis mutandis.

12. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by email or by registered or certified mail (postage prepaid, return receipt requested) to (a) if to SPAC or Sponsor, the address for SPAC in accordance with the terms of Section 11.3 of the BCA, (b) if to the Company or PubCo, the address for the Company or PubCo in accordance with the terms of Section 11.3 of the BCA and (c) if to the Investors, the address set forth in such Investor’s signature block hereto.

13. Modification. This Agreement may not be changed, amended, modified or waived except by a written instrument executed by SPAC, Lancaster BVI (or, following the Closing, PubCo) and the Sponsor Escrow Shares Holders who hold at least a majority of the Sponsor Escrow Shares at the time in question. Compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived only if set forth in an instrument in writing signed by the party or parties granting such waiver. Notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Sponsor Escrow Shares Holder, solely in his, her or its capacity as a Sponsor Escrow Shares Holder, in a manner that is materially different from the other Sponsor Escrow Shares Holders (in such capacity) shall require the consent of the Sponsor Escrow Shares Holder so affected.

14. Released Claims. Notwithstanding anything to the contrary set forth in this Agreement, each of the parties hereto acknowledges that, as described in the final prospectus of SPAC, filed with the SEC on February 10, 2021 (Registration No. 333-252307) (as amended, the “SPAC Prospectus”), SPAC has established the trust account described therein (the “Trust Account”) for the benefit of SPAC’s public shareholders pursuant to the Trust Agreement and that disbursements from the Trust Account are available only in the limited circumstances set forth therein. Each of Sponsor and the Companies further acknowledge and agree that a significant amount of SPAC’s assets consist of the cash proceeds of SPAC’s initial public offering (the “IPO”) and private placements of its securities occurring simultaneously with the IPO, and that substantially all of these proceeds have been deposited in the Trust Account for the benefit of its public shareholders. Accordingly, each of Sponsor and the Companies (on behalf of themselves and their Affiliates) irrevocably waive any Released Claims (as defined below), in the past, now or in the future as a result of, or arising out of, this Agreement, any negotiation, contracts or agreements with the Companies, each of the parties hereto, or its respective representatives, against, and any right to access, the Trust Account, any trustee of the Trust Account and SPAC, to collect from the Trust Account any monies that may be owed to them by SPAC or any of its Affiliates for any reason whatsoever, regardless of whether such claim arises as a result of, in connection with or relating to any way to, this Agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (collectively, the “Released Claims”) and will not seek recourse against the Trust Account at any time for any reason. Notwithstanding the foregoing, nothing herein shall serve to limit or prohibit Sponsor’s or the Companies’ right to pursue a claim against SPAC pursuant to this Agreement for legal relief against monies or other assets of SPAC held outside the Trust Account or for specific performance or other equitable relief. This Section 14 shall survive the termination of this Agreement for any reason.

15. Termination. This Agreement shall automatically terminate on the earliest of: (a) the valid termination of the BCA (in which case this Agreement shall be of no force and effect) and (b) the mutual written agreement of the parties hereof; provided, that no such termination shall relieve any party hereto from any liability resulting from its pre-termination breach of this Agreement.

16. Representations and Warranties.

(a) Each SPAC Holder hereby represents and warrants (severally and not jointly as to itself only) to SPAC and the Company as follows: (i) if such person is not an individual, it is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, formed, organized or constituted, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby are within such person’s corporate, limited liability company or other organizational powers and have been duly authorized by all necessary corporate, limited liability company or other organizational actions on the part of such person; (ii) if such person is an individual, such person has full legal capacity, right and authority to execute and deliver this Agreement and to perform its obligations hereunder; (iii) this Agreement has been duly executed and delivered by such person and, assuming due authorization, execution and delivery by the other parties to this Agreement, this Agreement constitutes a legally valid and binding obligation of such person, enforceable against such person in accordance with the terms hereof (except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies); and (iv) the execution and delivery of this Agreement by such person do not, and the performance by such person of its obligations hereunder will not require any consent or approval that has not been given or other action that has not been taken by any third party, in each case, to the extent such consent, approval or other action would prevent, enjoin or materially delay the performance by such person of its obligations under this Agreement.

(b) Each SPAC Holder represents and warrants that, as of the date hereof, it is the sole beneficial and record owner of the number of Founder Shares and Private Placement Warrants set forth opposite its name on its signature page hereto. Each SPAC Holder owns such Founder Shares free and clear of any proxy, voting restriction, adverse claim or other Lien (other than proxies and restrictions pursuant to this Agreement and except for such transfer restrictions of general applicability as may be provided under the Securities Act and the “blue sky” laws of the various states of the United States). Without limiting the foregoing, except for proxies and restrictions pursuant to this Agreement, except as described in a Schedule 13D or Schedule 13G filed with the SEC prior to the date hereof and except for such transfer restrictions of general applicability as may be provided under the Securities Act and the “blue sky” laws of the various States of the United States, each SPAC Holder has sole voting power and sole power of disposition with respect to all of its Founder Shares, with no restrictions on the SPAC Holder’s rights of voting or disposition pertaining thereto, and no Person other than the SPAC Holder has any right to direct or approve the voting or disposition of any of its Founder Shares. As of the date hereof, no SPAC Holder owns, beneficially or of record, any securities of SPAC or any of the Companies other than the Founder Shares and, if applicable, the Private Placement Warrants as set forth on such SPAC Holder’s signature page.

17. Equitable Adjustments. If, and as often as, there are any changes in SPAC, the Founder Shares or the Private Placement Warrants by way of share split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization, recapitalization, exchange of shares or business combination, or by any other means, equitable adjustment shall be made to the provisions of this Agreement as may be required so that the rights, privileges, duties and obligations hereunder shall continue with respect to SPAC, PubCo, the Founder Shares or the Private Placement Warrants, each as so changed (such Founder Shares, Private Placement Warrants or other equity securities of SPAC, collectively the “New Securities”). Any New Securities acquired or purchased by any SPAC Holder shall be subject to the terms of this Agreement to the same extent as if they constituted the Founder Shares owned by such SPAC Holder as of the date hereof.

18. Stop Transfer Order; Compliance; Legend. Each SPAC Holder (i) shall take all necessary actions to ensure compliance with the Transfer restrictions set forth herein, including by using commercially reasonable efforts to instruct brokers, custodians and other intermediaries to prevent unauthorized transfers; and (ii) hereby authorizes SPAC and PubCo to maintain a copy of this Agreement at either the executive office or the registered office of SPAC. In furtherance of this Agreement, each SPAC Holder hereby authorizes and will instruct SPAC and PubCo, promptly after the date hereof, to enter, or cause its transfer agent to enter, a stop transfer order with respect to all of such SPAC Holder’s Founder Shares with respect to any Transfer not permitted hereunder and to include the following legend on any certificates or other instruments representing (or any notice given pursuant to Section 151(f) of the General Corporation Law of the State of Delaware in respect of) such SPAC Holder’s Founder Shares: “THE SHARES OR OTHER SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN VOTING AND TRANSFER RESTRICTIONS PURSUANT TO THAT CERTAIN SPONSOR SUPPORT AGREEMENT, DATED AS OF JULY 2, 2025, BY AND AMONG Crown PropTech Acquisitions, an exempted company limited by shares incorporated under the laws of the Cayman Islands, CIIG Management III LLC, a Delaware limited liability company, Lancaster Exploration Limited, a company organized under the laws of the British Virgin Islands, AND CERTAIN OTHER PERSONS PARTY THERETO. ANY TRANSFER OF SUCH SHARES OR OTHER SECURITIES IN VIOLATION OF THE TERMS AND PROVISIONS OF SUCH TRANSACTION SUPPORT AGREEMENT SHALL BE NULL AND VOID AB INITIO AND HAVE NO FORCE OR EFFECT WHATSOEVER.”

19. Specific Performance. The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that monetary damages alone would not be an adequate remedy. Accordingly, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof (including the parties’ obligation to consummate the Transactions) in the state or federal courts located in the Borough of Manhattan, New York, New York, or, if that court does not have jurisdiction, any court of the United States located in the State of New York without proof of actual damages or otherwise, in addition to any other remedy to which they are entitled at law or in equity as expressly permitted in this Agreement. Each of the parties hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any Law to post security or a bond as a prerequisite to obtaining equitable relief.

20. Interpretation. Section 1.2 of the BCA is incorporated herein by reference, mutatis mutandis. Wherever this Agreement uses “it”, “its” or derivations thereof to refer to a natural person, such references shall be deemed references to “her”, “him” or “his”, as applicable.

21. Termination of Existing Registration Rights Agreement. Immediately prior to Closing, in connection with entry into the Registration Rights and Lock-Up Agreement, SPAC shall cause to be terminated all existing registration rights agreements entered into between SPAC and any other party, including the Sponsor but not including any Permitted Financing Investors. No parties to any such terminated registration rights agreements shall have any further rights or obligations thereunder.

22. Further Assurances. Each of the parties hereto agrees to execute and deliver hereafter any further document, agreement or instrument of assignment, transfer or conveyance as may be necessary or desirable to effectuate the purposes hereof and as may be reasonably requested in writing by another party hereto.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Crown PropTech Acquisitions

By	/s/ Michael Minnick
Name:	Michael Minnick
Title:	Chief Executive Officer

CIIG Management III LLC

By	/s/ Michael Minnick
Name:	Michael Minnick
Title:	Managing Member

[Signature Page to Sponsor Support Agreement]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Lancaster Exploration Limited

By	/s/ Alexander Mark Lemon
Name:	Alexander Mark Lemon
Title:	Authorized Signatory

Mkango Polska s.p. Z.o.o.

By:	/s/ Alexander Mark Lemon
Name:	Alexander Mark Lemon
Title:	Authorized Signatory

MKA BVI

By:	/s/ Alexander Mark Lemon
Name:	Alexander Mark Lemon
Title:	Authorized Signatory

Mkango ServiceCo UK LImited

By:	/s/ Alexander Mark Lemon
Name:	Alexander Mark Lemon
Title:	Authorized Signatory

[Signature Page to Sponsor Support Agreement]

SPAC HOLDERS

CIIG MANAGEMENT III LLC

By	/s/ Michael Minnick
Name:	Michael Minnick
Title:	Managing Member

Security Type	Number Held
Founder Shares	5,662,000	*
Private Placement Warrants	250,667

*	Includes 2,194,987 Founder Shares that are subject to Non-Redemption Agreements, accordingly 3,467,013 Founder Shares qualify as Sponsor SPAC Shares subject to Section 5 hereof.

[Signature Page to Sponsor Support Agreement]

SPAC HOLDERS

CROWN PROPTECH SPONSOR, LLC

By	/s/ Richard Chera
Name:	Richard Chera
Title:	Manager

Security Type	Number Held
Founder Shares	298,000
Private Placement Warrants	3,760,000

[Signature Page to Sponsor Support Agreement]

SPAC HOLDERS

BLACKROCK GLOBAL ALLOCATION V I FUND OF BLACKROCK VARIABLE SERIES FUNDS, INC.

By:	Blackrock Advisors, LLC
In its capacity as adviser

By	/s/ Henry Brennan
Name:	Henry Brennan
Title:	Managing Director

Security Type	Number Held
Founder Shares	62,472
Private Placement Warrants	90,780

[Signature Page to Sponsor Support Agreement]

SPAC HOLDERS

BLACKROCK GLOBAL ALLOCATION FUND, INC.

By:	Blackrock Advisors, LLC
In its capacity as adviser

By	/s/ Henry Brennan
Name:	Henry Brennan
Title:	Managing Director

Security Type	Number Held
Founder Shares	186,720
Private Placement Warrants	271,336

[Signature Page to Sponsor Support Agreement]

SPAC HOLDERS

BLACKROCK CAPITAL ALLOCATION TRUST

By:	Blackrock Advisors, LLC
In its capacity as adviser

By	/s/ Henry Brennan
Name:	Henry Brennan
Title:	Managing Director

Security Type	Number Held
Founder Shares	51,000
Private Placement Warrants	74,120

[Signature Page to Sponsor Support Agreement]

SPAC HOLDERS

BLACKROCK GLOBAL ALLOCATION PORTFOLIO OF BLACKROCK SERIES FUND INC.

By:	Blackrock Investment Management, LLC
Its sub-advisor

By	/s/ Henry Brennan
Name:	Henry Brennan
Title:	Managing Director

Security Type	Number Held
Founder Shares	1,464
Private Placement Warrants	2,120

[Signature Page to Sponsor Support Agreement]

SPAC HOLDERS

BLACKROCK STRATEGIC INCOME OPPORTUNITIES PORTFOLIO OF BLACKROCK FUNDS V

By:	Blackrock Advisors, LLC
In its capacity as adviser

By	/s/ Henry Brennan
Name:	Henry Brennan
Title:	Managing Director

Security Type	Number Held
Founder Shares	229,536
Private Placement Warrants	333,560

[Signature Page to Sponsor Support Agreement]

SPAC HOLDERS

BLACKROCK GLOBAL LONG/SHORT CREDIT FUND OF BLACKROCK FUNDS IV

By:	Blackrock Advisors, LLC
In its capacity as adviser

By	/s/ Henry Brennan
Name:	Henry Brennan
Title:	Managing Director

Security Type	Number Held
Founder Shares	11,148
Private Placement Warrants	16,190

[Signature Page to Sponsor Support Agreement]

SPAC HOLDERS

BLACKROCK TOTAL RETURN FUND OF BLACKROCK BOND FUND, INC.*

By:	Blackrock Advisors, LLC
In its capacity as adviser

By	/s/ Henry Brennan
Name:	Henry Brennan
Title:	Managing Director

Security Type	Number Held
Founder Shares	147,660
Private Placement Warrants	214,560

*	Record Holder Name: Master Total Return Portfolio of Master Bond LLC

[Signature Page to Sponsor Support Agreement]

SPAC HOLDERS

/s/ Stephen Siegel
Name:	STEPHEN SIEGEL

Security Type	Number Held
Founder Shares	50,000
Private Placement Warrants	0

[Signature Page to Sponsor Support Agreement]

SPAC HOLDERS

/s/ Lisa Holladay
Name:	MELISSA HOLLADAY

Security Type	Number Held
Founder Shares	50,000
Private Placement Warrants	0

[Signature Page to Sponsor Support Agreement]

SPAC HOLDERS

/s/ Christopher T. Rogers
Name:	CHRISTOPHER T. ROGERS

Security Type	Number Held
Founder Shares	0
Private Placement Warrants	0

[Signature Page to Sponsor Support Agreement]

SPAC HOLDERS

/s/ Maurice Zeitouni
Name:	MAURICE ZEITOUNI

Security Type	Number Held
Founder Shares	25,000
Private Placement Warrants	0

[Signature Page to Sponsor Support Agreement]

SPAC HOLDERS

/s/ Anusha Kukreja
Name:	ANUSHA KUKREJA

Security Type	Number Held
Founder Shares	25,000
Private Placement Warrants	0

[Signature Page to Sponsor Support Agreement]

SPAC HOLDERS

/s/ Frits van Paasschen
Name:	FRITS VAN PAASSCHEN

Security Type	Number Held
Founder Shares	50,000
Private Placement Warrants	0

[Signature Page to Sponsor Support Agreement]